SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 18, 2004



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON                _______               93-0836824
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

  11802 S.E. Stark St.
   Portland, Oregon                 97216                (503) 252-1485
(ADDRESS OF PRINCIPAL             (ZIP CODE)     (REGISTRANT'S TELEPHONE NUMBER,
  EXECUTIVE OFFICES)                                   INCLUDING AREA CODE)

Item 8.01         Other Events.

On November 18, 2004, Elmer's Restaurants, Inc. issued a press release announcing their second quarter earnings for the twenty-eight weeks ended October 11, 2004.

Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated November 18, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELMER'S RESTAURANTS, INC.

Date: November 18, 2004                     By:/s/ Bruce N. Davis
                                            ------------------------------------
                                            Bruce N. Davis, President